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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2001


                           CALIFORNIA AMPLIFIER, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                         0-12182                95-3647070
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)    (IRS EMPLOYER
       INCORPORATION)                                        IDENTIFICATION NO.)

         460 CALLE SAN PABLO                                       93010
        CAMARILLO, CALIFORNIA                                    (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (805) 987-9000


                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS

On May 3, 2001, the Registrant issued a press release attached as Exhibit 20.1 to this Form 8-K announcing that it had received notice from The Nasdaq Stock Market that it intends to delist shares of the Company's common stock at the opening of business on May 8, 2001 for failure to comply with Marketplace Rule 4310(c)(14) which requires annual reports to contain audited financial statements. As a result of the filing delinquency, the fifth character "E" was appended to California Amplifier's trading symbol, which was changed from CAMP to CAMPE.

The Company has appealed the notice of delisting and currently has a scheduled hearing date of May 25, 2001, during which time the Company will continue to be listed on NASDAQ although trading in the Company's common stock is currently suspended. As discussed below, the Company anticipates filing its restated audited financial statements prior to that time. Consequently, the Company believes it unlikely that its common stock will actually be delisted from NASDAQ unless unforeseen problems are uncovered as part of the audit process or the Company otherwise fails to meet NASDAQ listing requirements.

The Company currently expects to report fourth quarter and fiscal 2001 year end results by the end of May.

The Company will file with the Securities and Exchange Commission amended Form 10-Qs and Form 10-K for the year ended February 26, 2000 and Form 10-Qs for each of the three interim periods of fiscal year 2001 when the fiscal year 2000 audit results are complete.

As of April 30, 2001, fifteen securities class action complaints had been filed against the Company in Federal Court in the Central District of California. Six of the complaints also name the Company's chief executive officer and its chief financial officer. All the complaints basically allege that the Company's financial statements and financial press releases were materially false and misleading during the class period and that the Company and the executives where named knew or were deliberately reckless in not knowing that the financial statements and press releases were materially false when published. No lead plaintiffs counsel has been selected. The Company will vigorously defend the actions and intends to file a motion to dismiss once the cases are consolidated.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CALIFORNIA AMPLIFIER, INC.



Date: May 3, 2001                         By: /s/ MICHAEL R. FERRON
                                              ----------------------------------
                                                  Michael R. Ferron
                                                  Vice President Finance and
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS

   EXHIBIT
   NO.                        DESCRIPTION                    METHOD OF FILING
   -------                    -----------                    ----------------
   20.1      Press Release of California Amplifier, Inc.    Filed electronically
             dated May 3, 2001                              herewith